UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2013

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2013, Catherine M. Burzik was elected to the Board of Directors of Becton, Dickinson and Company (“BD”), and was appointed a member of each of the Audit Committee and the Science, Investment and Technology Committee of the Board. Information regarding the compensation of the non-management members of BD’s Board of Directors is included under the caption “Non-Management Directors’ Compensation” in BD’s proxy statement relating to its 2013 Annual Meeting of Shareholders (the “Proxy Statement”).

At BD’s 2013 Annual Meeting of Shareholders held on January 29, 2013, BD’s shareholders approved amendments to BD’s 2004 Employee and Director Equity-Based Incentive Plan (the “Plan”) to i) increase the number of shares available for awards under the Plan by 7,000,000 shares, and ii) extend the term of the Plan to January 29, 2023. A description of the terms of the Plan as so amended is contained under the caption “Proposal 5. Amendments to the 2004 Employee and Director Equity-Based Compensation Plan” in the Proxy Statement. A copy of the Plan, as so amended, is attached hereto as Exhibit 10.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders (“Annual Meeting”) of Becton, Dickinson and Company (“BD”) was held on January 29, 2013. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Item No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Basil L. Anderson	137,070,607	2,833,320	354,570	21,441,705
Henry P. Becton, Jr.	138,187,042	1,813,738	257,682	21,441,705
Catherine M. Burzik	139,392,944	538,478	327,040	21,441,705
Edward F. DeGraan	137,235,129	2,657,866	365,467	21,441,705
Vincent A. Forlenza	135,223,237	3,866,599	1,165,687	21,441,705
Claire M. Fraser-Liggett	139,048,477	892,291	317,657	21,441,705
Christopher Jones	139,329,496	570,534	358,467	21,441,705
Marshall O. Larsen	137,044,258	2,873,963	340,276	21,441,705
Adel A.F. Mahmoud	138,996,990	927,004	334,503	21,441,705
Gary A. Mecklenburg	139,261,687	671,746	325,064	21,441,705
James F. Orr	136,947,599	2,977,002	333,896	21,441,705
Willard J. Overlock, Jr.	136,842,117	3,075,353	341,027	21,441,705
Rebecca W. Rimel	139,062,268	877,171	319,058	21,441,705
Bertram L. Scott	136,968,902	2,969,875	319,685	21,441,705
Alfred Sommer	138,982,740	984,415	291,342	21,441,705

Item No. 2: The appointment of Ernst & Young as the BD’s independent registered public accounting firm for fiscal year 2013 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
160,367,971	990,625	341,606

Item No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
131,122,755	7,474,108	1,661,634	21,441,705

Item No. 4: The shareholders approved an amendment to BD’s Restated Certificate of Incorporation by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
135,572,989	4,193,848	491,660	21,441,705

Item No. 5: The shareholders approved amendments to BD’s 2004 Employee and Director Equity-Based Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
123,086,818	16,189,241	982,438	21,441,705

Item 9.01 Financial Statements and Exhibits.

Exhibit 10 - 2004 Employee and Director Equity-Based Incentive Plan, as amended as of January 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

Date: January 30, 2013